[1 pg. cover]

[front]

                                    KEYSTONE

                       [photo of woman and baby on porch]

                                   GOVERNMENT
                                SECURITIES FUND


                                [keystone logo]

                               SEMIANNUAL REPORT
                                JANUARY 31, 1996

[back]

                                  [boxed copy]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

GSF-SAR-3/96
5M                                 [recycled symbol]

PAGE 1
Keystone Government Securities Fund
Seeks generous income primarily from U.S. government and agency obligations.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance and review market events for the six-month period which ended January 31, l996.

Performance

  Class A shares returned 7.08% for the six-month and 15.29% for the twelve-month periods.

  Class B shares returned 6.69% for the six-month and 14.56% for the twelve-month periods.

  Class C shares returned 6.68% for the six-month and 14.55% for the twelve-month periods.

  During the six- and twelve-month periods, your Fund provided strong total returns, which includes income and price changes. The Lehman Intermediate Government Bond Index returned 5.20% for the six-month and 13.40% for the twelve-month periods.

  Investors enjoyed a healthy bond market during the six month period. Slower economic growth and well contained inflation set the stage for the Federal Reserve Board to lower short-term interest rates during the period. The ongoing effort to reduce the federal budget deficit also supported market strength. The main source of concern to investors was the federal budget deadlock, but that has been overshadowed by the positive theme of deficit reduction. Despite some interim volatility, interest rates declined and U.S. government securities posted attractive returns.

  Your Fund generated positive results by implementing two strategies. First, we modestly lengthened average maturity from nine years to ten and a half years. This enabled your Fund to take advantage of the higher yields available in bonds with longer maturities, and capture greater price increases. Second, we increased your Fund's position in U.S. Treasuries and reduced holdings in mortgage-backed securities. This change added value to the portfolio as U.S Treasuries outperformed mortgage-backed securities over the past few months.

  The outlook for government bonds appears to be favorable in the first half of 1996. We expect to see slow but sustainable economic growth, with subdued inflation. Also, a continued focus on reducing the federal budget deficit should be a positive force for bonds. We believe Keystone Government Securities Fund is well-positioned to capitalize on this interest rate environment.

  After the close of the fiscal period, your Fund's dividend was reduced, reflecting lower market rates. While bond investors have benefited from very good total returns (income + price changes), it has been a difficult period for those who are income-oriented. We have structured the portfolio to maximize current income by investing in securities whose anticipated performance is consistent with your Fund's investment objective. We believe the strategies recently put in place should help to lock-in yields and build generous returns.

PAGE 2
Keystone Government Securities fund

   Thank you for your continued support of Keystone Government Securities Fund. If you have questions or comments about your Keystone investment, we encourage you to write to us.

Sincerely,

[signature] Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature] George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

March 1995

Keystone Introduces Investment Insight Line for Shareholders
Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear senior portfolio manager Chris Conkey discuss his latest strategy for Keystone's high grade bond funds. You can also listen to Keystone's overall market outlook from James McCall, chief investment officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line                       1-800-346-3858, Press 2
Keystone Fixed-Income Update                           Press 3

                              A Discussion With
                              Your Fund Manager

Christopher P. Conkey heads Keystone's high grade bond team and is portfolio manager of your Fund. A Chartered Financial Analyst, Mr. Conkey has 11 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University.

Together with senior portfolio manager Barbara McCue and analysts David J. Bowers and Gary E. Pzegeo, the team evaluates the economic environment in selecting high quality bonds for your Fund.

[Q] What influenced the bond market the most over the past six months?

[A] The bond market was influenced by the trend of declining interest rates which continued from the first half of the year. Bond investors focused on the economy, inflation and the federal budget negotiations. Most of this had a favorable effect on the market. Economic growth slowed and inflation, as measured by the Consumer Price Index, came in under 3% for the fifth year in a row. This gave the Federal Reserve Board reason to lower interest rates during the period.

[Q] What effect did the budget discussions have on the bond market?

[A] The federal budget negotiations were an important influence on the bond market. A smaller deficit means the Treasury would need to borrow less, resulting in potentially higher bond prices. Another way to measure progress on the deficit is to look at it as a percentage of our country's total economic output. This percentage has been declining, which should also be good news for bonds.

 Federal budget negotiations put some downward pressure on bond prices in the short run because the outcome of those talks was unknown--and the market dislikes uncertainty. However, we think there is a concerted effort to shrink the deficit. So, we expect to see some price volatility while the budget talks continue, but the issue of deficit reduction could have a positive impact on bond prices over the longer term.

[Q] How was the Fund positioned to take advantage of this interest rate environment?

[A] We implemented two strategies in the Fund. First, we increased holdings in U.S. Treasuries from 48% to 61% of net assets and reduced the position in mortgage-backed securities from 47% to 36% of net assets over the six-month period. U.S. Treasuries outperformed mortgage-backed securities in this period, since they cannot be redeemed prior to maturity. Oftentimes, mortgages with high coupons will be refinanced, or "pre-paid" prior to maturity and that can hurt a fund's performance. The Fund was well-protected from this "prepayment risk," which added to its total return.

 The change in strategy served two purposes. In addition to providing insulation from prepayment risk, it lengthened the average maturity modestly from nine years to ten and a half years. This enabled the Fund to benefit from the higher yields available in longer maturities. Those securities also experienced greater price improvement than bonds with shorter maturities.

[Q] How did declining interest rates affect the Fund's yield?

[A] After the close of the fiscal period, your Fund's dividend was reduced, reflecting lower market interest rates. As you are aware, interest rates change over time and this can affect a Fund's dividend payout. While bond investors received good total returns, it has been a difficult market for investors who are income-oriented. We will continue to seek attractive current income by investing in securities whose anticipated performance is consistent with your Fund's investment objective. We believe the strategies recently put in

Fund Profile
Objective: Seeks generous income primarily from U.S. government and agency obligations.
Commencement of investment operations: April 14, l987
Average maturity: 10.5 years
Net assets: $59 million

PAGE 4
Keystone Government Securities Fund

place should help to preserve income and provide the potential for price appreciation.

[Q] What is your outlook for government bonds over the next six months?

[A] We see a continuation of some of the positive trends that have driven the market thus far. Most importantly, the economy appears on track to grow at a slow-to-moderate pace. There is some talk among investors of a recession, but we don't think it is likely. We do expect to see slow, non-inflationary growth. We believe that 'real' interest rates--the rate one receives after subtracting inflation--have been high by historical standards. In 1996, we are looking for ongoing progress on reducing the federal budget deficit.

[Q] For what kind of investor is the Fund an attractive investment?

[A] Keystone Government Securities Fund is a good fit for the investor who wants liquidity and income generated by the highest quality fixed income securities. The Fund invests in obligations carrying the full faith and credit of the U.S. government and in U.S. government agency securities. These securities are among the highest quality. In a period of slow economic growth, credit quality can be very important.

                                    [diamond]
                      This column is intended to answer
                          questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors, Inc.,
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Securities in Which Your Fund Invests

U.S. Treasury notes, bills, or bonds--debt obligations issued by the U.S. government. Interest and principal payments are guaranteed by the full faith and credit of the federal government. Income from Treasuries is exempt from state and local, but not federal taxes. Considered the safest, and highest credit quality among all fixed-income investments.

Mortgage-backed securities--mortgage pools that provide financing for homeowners. Credit quality better than high quality corporate bonds; more attractive yields than U.S. Treasury securities. Several government chartered agencies package and sell these securities to investors:

  * Government National Mortgage Association (Ginnie Mae) and Federal Housing Administration (FHA)--principal and interest payments guaranteed by the U.S. government.

  * Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae)--agencies backed by the U.S. government.

Repurchase agreements (repos)--an agreement between a seller and a buyer whereby the seller agrees to repurchase securities at an agreed upon price and, usually, at a stated time. Considered a low risk investment because it often is collateralized by U.S. government securities, repos are very liquid and have a short maturity--from 1 to 180 days.

Your Fund's Performance

****************************[mountain chart]***********************************

Growth of an investment in
Keystone Government Securities Fund
Class A

In Thousands

        Initial       Reinvested
      Investment     Distribution
4/87      9658            9658
1/88      9734           10218
          9296           10537
1/90      9468           11600
          9734           12872
1/92     10096           14352
          9887           15981
1/94      9687           17302
          8801           16821
1/96      9477           19394

Total Value: $19,394

A $10,000 investment in Keystone Government Securities Fund Class A made on April 14, 1987 with all distributions reinvested was worth $19,394 on January 31, 1996. Past performance is no guarantee of future results.
*******************************************************************************

Six-Month Performance as of January 31, 1996

                                 Class A     Class B      Class C
Total returns*                      7.08%       6.69%        6.68%
Net asset value       7/31/95     $ 9.61      $ 9.61       $ 9.62
                      1/31/96     $ 9.95      $ 9.95       $ 9.96
Dividends                         $ 0.33      $ 0.29       $ 0.29
Capital gains                      None        None         None

* Before deduction of front-end or contingent deferred sales charge.

Historical Record as of January 31, 1996

Cumulative total returns         Class A     Class B      Class C
1-year w/o sales charge            15.29%      14.56%       14.55%
1-year                              9.81%      10.56%       14.55%
5-year                             43.51%        --           --
Life of Class                      93.94%      15.78%       18.79%
Average Annual Returns
1-year w/o sales charge            15.29%      14.56%       14.55%
1-year                              9.81%      10.56%       14.55%
5-year                              7.49%        --           --
Life of Class                       7.82%       5.01%        5.91%


Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
Keystone Government Securities Fund

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                                    Coupon  Maturity       Par           Market
                                                                     Rate      Date       Value          Value
----------------------------------------------------------------    ------    ------    ----------   ------------
U.S. GOVERNMENT ISSUES (61.4%)
U.S. Treasury Bonds                                                  7.875%    2021    $12,420,000    $15,193,138
U.S. Treasury Notes                                                  8.875     1998      2,000,000      2,195,320
U.S. Treasury Notes                                                  7.750     1999      7,000,000      7,628,880
U.S. Treasury Notes                                                  6.750     2000      7,100,000      7,507,114
U.S. Treasury Notes                                                  7.750     2001      2,500,000      2,772,275
U.S. Treasury Notes                                                  7.500     2002      1,000,000      1,112,970
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL U.S. GOVERNMENT ISSUES (COST--$35,467,286)                                                       36,409,697
----------------------------------------------------------------      ----      ----      --------      ----------
FHA (10.5%)
FHA Pool #2343143                                                    9.125     2034      3,385,345      3,554,613
FHA Pool #2343143                                                   10.250     2034      2,506,741      2,632,078
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL FHA (COST--$6,236,246)                                                                            6,186,691
----------------------------------------------------------------      ----      ----      --------      ----------
FNMA (9.4%)
FNMA Pool #002497                                                   11.000     2016      1,498,596      1,683,418
FNMA Pool #326635                                                    6.500     2025      3,889,173      3,847,831
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL FNMA (COST--$5,390,017)                                                                           5,531,249
----------------------------------------------------------------      ----      ----      --------      ----------
GNMA (8.4%)
GNMA Pool #163934                                                    9.000     2016         17,542         18,836
GNMA Pool #165633                                                    9.000     2016         91,871         98,646
GNMA Pool #192803                                                    9.500     2016        193,627        210,922
GNMA Pool #204238                                                    9.500     2017        305,990        332,795
GNMA Pool #208850                                                    9.500     2017        227,142        247,169
GNMA Pool #212897                                                    9.500     2017        229,669        250,050
GNMA Pool #213635                                                    9.500     2017        107,239        116,695
GNMA Pool #221645                                                    9.500     2017        266,342        290,132
GNMA Pool #224848                                                    9.500     2017         53,457         58,170
GNMA Pool #226032                                                    9.500     2017        242,727        264,128
GNMA Pool #229824                                                    9.500     2017         15,256         16,593
GNMA Pool #223682                                                    9.500     2018        174,559        189,750
GNMA Pool #305224                                                    9.500     2021         59,874         65,119
GNMA Pool #268164                                                   10.250     2029      2,595,141      2,818,557
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL GNMA (COST--$4,692,064)                                                                           4,977,562
----------------------------------------------------------------      ----      ----      --------      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%)
FNMA Series 1995 Class A (Est. Mat. 2001) (b)                        7.000     2035      1,000,000        991,875
Resolution Trust Corp. Series 1995 Class 2C (Est. Mat. 2000) (b)     7.500     2028      1,500,000      1,521,562
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST--$2,462,108)                                            2,513,437
----------------------------------------------------------------      ----      ----      --------      ----------

PAGE 8
Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                                    Coupon  Maturity       Par           Market
                                                                     Rate      Date       Value          Value
----------------------------------------------------------------    ------    ------    ----------   ------------
FHLMC (3.5%)
FHLMC Pool #430438                                                  10.500%     2009    $   59,673    $    64,891
FHLMC Pool #W00056                                                   7.500      2010     1,941,600      2,018,662
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL FHLMC (COST--$2,062,114)                                                                          2,083,553
----------------------------------------------------------------      ----      ----      --------      ----------
                                                                                         Maturity
                                                                                           Value
----------------------------------------------------------------      ----      ----      --------      ----------
REPURCHASE AGREEMENT (1.1%)
Keystone Joint Repurchase Agreement (Investments in repurchase agreements, in a joint trading account,
  purchased 1/31/96) (a) (Cost--$670,000)                            5.939    2/1/96       670,111        670,000
----------------------------------------------------------------      ----      ----      --------      ----------
TOTAL INVESTMENTS (COST--$56,979,835)                                                                  58,372,189
----------------------------------------------------------------      ----      ----      --------      ----------
OTHER ASSETS AND LIABILITIES--NET (1.5%)                                                                  913,244
----------------------------------------------------------------      ----      ----      --------      ----------
NET ASSETS--(100.0%)                                                                                  $59,285,433
----------------------------------------------------------------      ----      ----      --------      ----------

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1996.

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected pre-payment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates. These estimated maturity dates are unaudited.

Legend of Portfolio Abbreviations
FHA--Federal Housing Association
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                              Six Months
                                                Ended
                                             January 31,                    Year Ended July 31,
                                                 1996         1995    1994(c)     1993      1992      1991
----------------------------------------     -------------    ------    ------    ------    ------   -------
                                             (Unaudited)
Net asset value, beginning of period           $  9.61      $  9.48   $ 10.45   $ 10.58   $ 10.18    $ 10.01
----------------------------------------      -----------      ----      ----      ----      ----      -----
Income from investment operations
Net investment income                             0.31         0.67      0.57      0.68      0.68       0.76
Net realized and unrealized gain (loss)
  on investments                                  0.36         0.11     (0.63)     0.46      0.55       0.17
----------------------------------------      -----------      ----      ----      ----      ----      -----
Total from investment operations                  0.67         0.78     (0.06)     1.14      1.23       0.93
----------------------------------------      -----------      ----      ----      ----      ----      -----
Less distributions from
Net investment income                            (0.33)       (0.65)    (0.57)    (0.68)    (0.69)     (0.76)
In excess of net investment income                   0            0     (0.02)    (0.06)    (0.04)         0
Tax basis return of capital                          0            0     (0.06)        0         0          0
Net realized gain on investments                     0            0         0     (0.53)    (0.10)         0
In excess of net realized gain                       0            0     (0.26)        0         0          0
----------------------------------------      -----------      ----      ----      ----      ----      -----
Total distributions                              (0.33)       (0.65)    (0.91)    (1.27)    (0.83)     (0.76)
----------------------------------------      -----------      ----      ----      ----      ----      -----
Net asset value, end of period                 $  9.95      $  9.61   $  9.48   $ 10.45   $ 10.58    $ 10.18
----------------------------------------      -----------      ----      ----      ----      ----      -----
Total return (a)                                  7.08%        8.64%    (0.71%)   11.51%    12.45%      9.62%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   1.11%(b)(d)  1.00%     1.00%     1.41%     1.93%      1.92%
 Total expenses excluding reimbursement           1.37%(d)     1.42%     1.35%     1.73%     1.93%      1.92%
 Net investment income                            6.24%(d)     7.11%     5.97%     6.49%     6.44%      7.46%
Portfolio turnover rate                             80%         182%      230%      189%       93%        72%
Net assets, end of period (thousands)          $28,936      $29,776   $38,541   $50,594   $47,892    $55,597
----------------------------------------      -----------      ----      ----      ----      ----      -----

(a) Excluding applicable sales charges.
(b) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.10% (annualized) for the six months ended January 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 10
Keystone Government Securities Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                     February 1, 1993
                                              Six Months                             (Date of Initial
                                                Ended                               Public Offering)
                                             January 31,     Year Ended July 31,            to
                                                 1996            1995     1994(c)     July 31, 1993
----------------------------------------     -------------    --------    --------  ----------------
                                             (Unaudited)
Net asset value, beginning of period           $  9.61       $  9.48     $ 10.45          $10.32
----------------------------------------      -----------      ------      ------      --------------
Income from investment operations
Net investment income                             0.27          0.59        0.50            0.26
Net realized and unrealized gain (loss)
  on investments                                  0.36          0.12       (0.63)           0.22
----------------------------------------      -----------      ------      ------      --------------
Total from investment operations                  0.63          0.71       (0.13)           0.48
----------------------------------------      -----------      ------      ------      --------------
Less distributions from
Net investment income                            (0.29)        (0.58)      (0.49)          (0.26)
In excess of net investment income                   0             0       (0.03)          (0.09)
Tax basis return of capital                          0             0       (0.06)              0
In excess of net realized gain                       0             0       (0.26)              0
----------------------------------------      -----------      ------      ------      --------------
Total distributions                              (0.29)        (0.58)      (0.84)          (0.35)
----------------------------------------      -----------      ------      ------      --------------
Net asset value, end of period                 $  9.95       $  9.61     $  9.48          $10.45
----------------------------------------      -----------      ------      ------      --------------
Total return (a)                                  6.69%         7.81%      (1.44%)          4.69%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   1.87%(b)(d)   1.75%       1.75%           1.72%(d)
 Total expenses excluding reimbursement           2.13%(d)      2.09%       2.12%           2.28%(d)
 Net investment income                            5.47%(d)      6.40%       5.32%           5.46%(d)
Portfolio turnover rate                             80%          182%        230%            189%
Net assets, end of period (thousands)          $21,014       $18,064     $15,386          $9,223
----------------------------------------      -----------      ------      ------      --------------

(a) Excluding applicable sales charges.
(b) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.86% (annualized) for the six months ended January 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                     February 1, 1993
                                              Six Months                             (Date of Initial
                                                Ended                                Public Offering)
                                             January 31,      Year Ended July 31,           to
                                                 1996            1995     1994(c)     July 31, 1993
----------------------------------------     -------------    --------    --------  ----------------
                                             (Unaudited)
Net asset value, beginning of period            $ 9.62        $ 9.49     $ 10.46         $ 10.32
----------------------------------------      -----------      ------      ------      --------------
Income from investment operations
Net investment income                             0.27          0.61        0.50            0.25
Net realized and unrealized gain (loss)
  on investments                                  0.36          0.10       (0.63)           0.24
----------------------------------------      -----------      ------      ------      --------------
Total from investment operations                  0.63          0.71       (0.13)           0.49
----------------------------------------      -----------      ------      ------      --------------
Less distributions from
Net investment income                            (0.29)        (0.58)      (0.50)          (0.25)
In excess of net investment income                   0             0       (0.02)          (0.10)
Tax basis return of capital                          0             0       (0.06)              0
In excess of net realized gain                       0             0       (0.26)              0
----------------------------------------      -----------      ------      ------      --------------
Total distributions                              (0.29)        (0.58)      (0.84)          (0.35)
----------------------------------------      -----------      ------      ------      --------------
Net asset value, end of period                  $ 9.96        $ 9.62     $  9.49         $ 10.46
----------------------------------------      -----------      ------      ------      --------------
Total return (a)                                  6.68%         7.81%      (1.44%)          4.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   1.87%(b)(d)   1.75%       1.75%           1.71%(d)
 Total expenses excluding reimbursement           2.14%(d)      2.17%       2.12%           2.17%(d)
 Net investment income                            5.48%(d)      6.32%       5.32%           5.31%(d)
Portfolio turnover rate                             80%          182%        230%            189%
Net assets, end of period (thousands)           $9,335        $9,101     $17,505         $13,286
----------------------------------------      -----------      ------      ------      --------------

(a) Excluding applicable sales charges.
(b) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.85% (annualized) for the six months ended January 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 12
Keystone Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1996 (Unaudited)

Assets (Notes 1 and 4)
Investments at market value
  (identified cost--$56,979,835)                    $58,372,189
 Cash                                                       732
 Receivable for:
  Investments sold                                          389
  Fund shares sold                                      111,850
  Interest                                              919,187
 Due from investment advisor                             27,969
 Prepaid expenses and other assets                        7,132
------------------------------------------------      ----------
   Total assets                                      59,439,448
------------------------------------------------      ----------
Liabilities (Notes 2 and 4)
Payable for:
 Fund shares redeemed                                     5,482
 Distributions to shareholders                          122,446
Commissions payable to Principal Underwriter              1,771
Accrued reimbursable expenses                             2,817
Other accrued expenses                                   21,499
------------------------------------------------      ----------
   Total liabilities                                    154,015
------------------------------------------------      ----------
Net assets                                          $59,285,433
------------------------------------------------      ----------
Net assets represented by (Note 1)
Paid-in capital                                     $61,694,353
Accumulated distributions in excess of net
 investment income                                     (162,732)
Accumulated net realized loss on investments         (3,638,542)
Net unrealized appreciation on investments            1,392,354
------------------------------------------------      ----------
   Total net assets                                 $59,285,433
------------------------------------------------      ----------
Net asset value per share (Notes 1 and 2)
Class A Shares
 Net assets of $28,936,069 / 2,906,837 shares
   outstanding                                      $      9.95
 Offering price per share ($9.95 / 0.9525)
  (based  on a sales charge of 4.75% of the
          offering price at January 31, 1996)       $     10.45
Class B Shares
 Net assets of $21,014,131 / 2,111,526 shares
   outstanding                                      $      9.95
Class C Shares
 Net assets of $9,335,233 / 937,118 shares
   outstanding                                      $      9.96
------------------------------------------------      ----------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 1996 (Unaudited)

Investment income (Note 1)
Interest                                          $2,168,327
----------------------------------      ------      ---------
Expenses (Notes 2 and 4)
Management fee                      $  191,566
Transfer agent fees                     60,625
Accounting, auditing and legal
  fees                                  28,322
Custodian fees                          25,321
Printing                                 3,855
Distribution Plan expenses             183,234
Registration fees                       22,488
Miscellaneous                            3,024
Reimbursement from investment
   advisor                             (77,321)
----------------------------------      ------      ---------
  Total expenses                       441,114
----------------------------------      ------      ---------
Less: Expenses paid indirectly
   (Note 4)                             (5,057)
----------------------------------      ------      ---------
  Net expenses                                       436,057
----------------------------------      ------      ---------
 Net investment income                             1,732,270
----------------------------------      ------      ---------
Net realized and unrealized gain
  on investments (Notes 1 and 3)
 Net realized gain on investments      915,830
 Net change in unrealized
    appreciation on investments      1,273,173
----------------------------------      ------      ---------
 Net realized and unrealized gain
    on investments                                 2,189,003
----------------------------------      ------      ---------
Net increase in net assets
   resulting from operations                      $3,921,273
----------------------------------      ------      ---------

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                Ended
                                                                             January 31,       Year Ended
                                                                                 1996        July 31, 1995
========================================================================     =============   ==============
                                                                             (Unaudited)
Operations (Notes 1 and 3)
Net investment income                                                        $ 1,732,270      $  4,123,800
Net realized gain (loss) on investments                                          915,830          (426,554)
Net change in unrealized appreciation on investments                           1,273,173           684,236
------------------------------------------------------------------------      -----------      ------------
  Net increase in net assets resulting from operations                         3,921,273         4,381,482
------------------------------------------------------------------------      -----------      ------------
Distributions to shareholders from (Note 1)
Net investment income:
 Class A Shares                                                                 (987,389)       (2,209,540)
 Class B Shares                                                                 (613,026)         (956,018)
 Class C Shares                                                                 (268,818)         (785,806)
In excess of net investment income:
 Class A Shares                                                                        0           (14,410)
 Class B Shares                                                                        0            (6,235)
 Class C Shares                                                                        0            (5,125)
------------------------------------------------------------------------      -----------      ------------
  Total distributions to shareholders                                         (1,869,233)       (3,977,134)
------------------------------------------------------------------------      -----------      ------------
Capital share transactions (Note 2)
Proceeds from shares sold:
 Class A Shares                                                                1,035,825         2,769,293
 Class B Shares                                                                4,597,085         7,568,772
 Class C Shares                                                                1,070,347         2,745,502
Payments for shares redeemed:
 Class A Shares                                                               (3,531,937)      (13,142,989)
 Class B Shares                                                               (2,693,379)       (5,680,735)
 Class C Shares                                                               (1,290,050)      (11,661,880)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                  623,552         1,398,434
 Class B Shares                                                                  337,048           567,452
 Class C Shares                                                                  144,078           537,320
------------------------------------------------------------------------      -----------      ------------
  Net increase (decrease) in net assets resulting from capital share
  transactions                                                                   292,569       (14,898,831)
------------------------------------------------------------------------      -----------      ------------
  Total increase (decrease) in net assets                                      2,344,609       (14,494,483)
------------------------------------------------------------------------      -----------      ------------
Net assets
Beginning of period                                                           56,940,824        71,435,307
------------------------------------------------------------------------      -----------      ------------
End of period {including accumulated distributions in excess of net investment income as follows: 1996--($162,732) and 1995--($25,769)}
  (Note 1)                                                                   $59,285,433      $ 56,940,824
------------------------------------------------------------------------      -----------      ------------

See Notes to Financial Statements.

PAGE 14
Keystone Government Securities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Government Securities Fund (formerly Keystone America Government Securities Fund) (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment management company. The Fund seeks generous income primarily from U.S. government and agency obligations.

 The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase, and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

 Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominantly of current and former members of management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone.

 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. The Fund values U.S. government securities other than Treasury bills on the basis of valuations approved by the Fund's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest approximates market. All other securities for which market quotations are readily available are valued at current market value. Management values the following securities at prices it deems in good faith to be fair: (i) securities (including restricted securities) for which complete quotations are not readily available and (ii) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

B. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities (collateral) to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or in the case of a stock index, cash at a set price on a future date. The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount (initial margin) equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments (variation margin) are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts that remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

D. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded by the Fund on the close of business on the ex-dividend date.

E. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to

PAGE 16
Keystone Government Securities Fund

be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income and net capital gains are determined in accordance with income tax regulations. From time to time, the Fund may distribute dividends and/or capital gains that exceed book basis net investment income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and differences in the treatment of paydown gains and losses.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Transactions in shares of the Fund were as follows:

                            Six Months Ended       Year Ended
     Class A Shares         January 31, 1996     July 31, 1995
------------------------    -----------------   --------------
Sales                            105,230              291,673
Redemptions                     (359,436)          (1,409,532)
Reinvestment of
  dividends and
  distributions                   63,777              149,602
------------------------      ---------------      ------------
Net decrease                    (190,429)            (968,257)
------------------------      ---------------      ------------

                            Six Months Ended       Year Ended
     Class B Shares         January 31, 1996     July 31, 1995
------------------------    -----------------   --------------
Sales                            471,839              804,244
Redemptions                     (274,097)            (608,903)
Reinvestment of
  dividends and
  distributions                   34,460               60,604
------------------------      ---------------      ------------
Net increase                     232,202              255,945
------------------------      ---------------      ------------

     Class C Shares
------------------------      ---------------      ------------
Sales                            108,591              295,567
Redemptions                     (132,033)          (1,253,057)
Reinvestment of
  dividends and
  distributions                   14,717               57,570
------------------------      ---------------      ------------
Net decrease                      (8,725)            (899,920)
------------------------      ---------------      ------------

  The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The Class A Distribution Plan provides for payments, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses for the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others.

  The Class B Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 month period from and including the month of purchase to 1% of amounts redeemed during the sixth twelve month period. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

  The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase date, the dealer or other party will receive a commission at an annual rate of 0.75% of the net asset value (subject to applicable limitations imposed by rules adopted by the National Association of Securities Dealers, Inc.) plus service fees at the annual rate of 0.25% of the average net asset value of each Class C share maintained by such others on the Fund's books for specified periods.

  Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

  During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $35,719 under its Class A Distribution Plan. During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $67,660 for Class B shares sold prior to June 1, 1995 and $34,533 for Class B shares sold on or after June 1, 1995. During the six months ended January 31, 1996, the Fund paid or accrued $45,322 under its Class C Distribution Plan. These amounts represent 0.24%, 1.00% and 1.00%, respectively, of the average daily net assets of Class A, B and C on an annualized basis.

  Under applicable NASD rules, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans as of January 31, 1996 were $1,142,450 for Class B shares purchased prior to June 1, 1995 (5.44% of Class B net assets at January 31, 1996) and $305,994 for Class B shares purchased on or after June 1, 1995 (1.46% of Class B net assets at January 31, 1996) and $1,454,329 for Class C shares (15.58% of Class C net assets at January 31, 1996).

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $4,164,000 which will expire in 2003.

PAGE 18
Keystone Government Securities Fund

For the six months ended January 31, 1996, cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) were $46,646,440 and $44,921,504 respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and payable daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.25% to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the six months ended January 31, 1996, the Fund paid or accrued to KMI investment management and administrative services fees of $191,566, which represented 0.65% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $162,831 was paid to Keystone for its services to the Fund. During the six months ended January 31, 1996, the Fund paid or accrued $11,153 to KII as reimbursement for certain accounting services provided to the Fund.

  Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent. For the six months ended January 31, 1996, the Fund paid or accrued $60,625 to KIRC for transfer agent fees.

  Effective October 2, 1995, Keystone voluntarily agreed to limit expenses of Class A shares to 1.15% of average net assets annually and each of Class B and Class C shares to 1.90% of average net assets annually. Prior to October 2, 1995, Keystone voluntarily agreed to limit expenses of Class A shares to 1.00% annually and each of Class B and Class C shares to 1.75% annually. Keystone would not be required to make such reimbursement to the extent it would result in the Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code. In accordance with voluntary expense limitations then in effect, Keystone reimbursed the Fund $77,321 for the six month period ended January 31, 1996. Keystone does not intend to seek repayment of these amounts.

  The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1996, the Fund paid custody fees in the amount of $20,264 and received a credit of $5,057 pursuant to the expense offset arrangement, resulting in a total expense of $25,321. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees receive no compensation for their services.

(5.) Distributions to Shareholders

A distribution of $0.050 for Class A, $0.044 for Class B, and $0.044 for Class C per share from net investment income was declared payable by March 6, 1996 to shareholders of record February 23, 1996. This distribution is not reflected in the accompanying financial statements.

                             Keystone's Services
                               for Shareholders

    KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.